                               EXCHANGE AGREEMENT

         EXCHANGE AGREEMENT, entered into and effective this 31st day of October, 2002, by and between IDEAL 4X CORPORATION ("IDEAL"), a Nevada corporation, and BIOFARM, INC. ("BIOF"), a Nevada corporation.

                                   BACKGROUND

         The Common Stock (par value $.001 per share) of BIOF is publicly traded on the NASDAQ Bulletin board as the result of a Registration Statement declared effective under the 1933 Act by the SEC in 1992. BIOF is current in all of its required filings under the 1934 Act, is registered as a Business Development Company under the 1940 Act, and is currently a non-operating entity.

         Subject to all of the terms and conditions set forth in this Agreement, below is the agreement of the parties relative to the consummation of the following transactions:

         (a) at the closing of the transactions contemplated herein ("Closing"), the issuance by BIOF of an aggregate of 3,500,000 shares of BIOF Common Stock to the shareholders of IDEAL;

         (b) at Closing, the delivery to BIOF by the shareholders of IDEAL of 100% of the issued and outstanding shares of capital stock of IDEAL of whatever class; and,

         (c) the filing by BIOF with the SEC under the 1934 Act of (i) Form 8-Kwithin fifteen days after the Closing Date under this Agreement satisfying the requirements thereof and attaching this Agreement as an Exhibit thereto, and (within sixty days thereafter) the filing of an amended Form 8-K/A containing in compliance with Regulation S-X the required financial statements of IDEAL, and (ii) a Proxy Statement calling a Special Meeting of the shareholders of BIOF to vote upon (a) the election of nominees of IDEAL to the Board of Directors of BIOF (thereby satisfying Rule 14f-1 under the 1934 Act), (b) the change in the name "BIOF" to a name to be selected by IDEAL, and (c) such other matters as may properly come before the meeting.

                  NOW, THEREFORE, in consideration of the agreements, representations, warranties and mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties agree as follows:

         1.       Representations and Warranties:

                  (a) Representations of BIOF. BIOF represents, warrants, covenants and agrees as follows, all of which are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date (as defined in Paragraph 3 hereof) with the same force and effect as if then made:

                           (1) Corporate. BIOF is a corporation duly organized and existing under Nevada law and is in good standing in the State of Nevada, BIOF has all requisite power and authority to conduct its business as it is now being conducted and to own or use the properties and assets it purports to own or use;

                           (2) Authority. The execution and delivery by BIOF of this Agreement and each other agreement or instrument contemplated by this Agreement, the performance by BIOF of its covenants and obligations under this Agreement, and the consummation by BIOF of the transactions contemplated by this Agreement, have been authorized by all necessary corporate action. Assuming due execution and delivery, this Agreement constitutes the valid and legally binding obligation of BIOF and is enforceable in accordance with its terms.

                           (3) No Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement:

                                    (A)      violates any provisions of any of
                                             BIOF's organizational documents;

                                    (B)      violates any statute, ordinance,
                                             law, writ, injunction, ruling,
                                             regulation, order, judgment or
                                             decree of any court or governmental
                                             agency or board ("Laws") by which
                                             BIOF or any of its assets or
                                             properties is bound, which
                                             violation could reasonably be
                                             expected to have a material,
                                             adverse effect on the financial
                                             position, results of operations or
                                             business of BIOF; or

                                    (C)      conflicts with, violates, or will
                                             result in any breach of (or give
                                             rise to any right of termination,
                                             cancellation, modification,
                                             amendment, rescission, refusal to
                                             perform or acceleration of) any of
                                             the terms of, or constitute a
                                             default under, or result in the
                                             creation of any lien pursuant to
                                             the terms of, any note, bond,
                                             lease, mortgage, deed of trust,
                                             franchise, guaranty, certificate of
                                             occupancy, indenture, license,
                                             permit, contract or agreement
                                             ("Contracts") or other instrument
                                             or obligation to which BIOF is a
                                             party or by which BIOF's assets are
                                             encumbered and which, individually
                                             or in the aggregate, could
                                             reasonably be expected to have a
                                             material adverse effect on the
                                             financial position, results of
                                             operations or business of BIOF;

                           (4) Regarding Financial Statements. All of BIOF's audited financial statements, including, but not limited to, BIOF's audited consolidated balance sheet (including the notes thereto), and the related audited consolidated statement of income, changes in stockholders' equity and cash flow for the two year fiscal period ended October 31, 2001 (the "BIOF Audited Financial Statements"), and all of BIOF's unaudited financial statements for the fiscal quarters ended January 31, April 30, and July 31, 2002 (the "BIOF Unaudited Financial Statements"), fairly present, in all material respects, the financial condition and the results of operations, changes in stockholders' equity and cash flow of BIOF as of the respective dates thereof and for the accounting periods referenced therein, all in accordance with generally accepted accounting principles and practices applied on a consistent basis, and are collectively referred to herein as the "BIOF Financial Statements."

                           (5) No Omissions. This Agreement and the information furnished by BIOF, whether set forth in this Agreement or in any filing made by BIOF under the 1934 Act, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made not misleading.

                  (b) Representations of IDEAL. IDEAL represents, warrants, covenants and agrees as follows, all of which are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date with the same force and effect as if then made:

                           (1) Corporate. IDEAL is a corporation duly organized and existing under Nevada law and is in good standing in the State of Nevada. IDEAL has all requisite power and authority to conduct its business as it is now being conducted and to own or use the properties and assets it purports to own and use, IDEAL is registered to do business in all jurisdictions where the failure to obtain such registration could reasonably be expected to result in a material adverse effect on the financial position, results of operations or business of IDEAL. IDEAL is in compliance with all federal and state regulations applicable to the business conducted by IDEAL;

                           (2) Authority. The execution and delivery by IDEAL of this Agreement and each other agreement or instrument contemplated by this Agreement, the performance by IDEAL of its covenants and obligations under this Agreement, and the consummation by IDEAL of the transactions contemplated by this Agreement, have been authorized by all necessary corporate action. Assuming due execution and delivery, the Agreement constitutes the valid and legally binding obligation of IDEAL and is enforceable in accordance with its terms;

                           (3) No Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement:

                                    (A)      violates any provision of any of
                                             IDEAL's organizational documents;

                                    (B)      violates any statute, ordinance,
                                             law, writ, injunction, ruling,
                                             regulation, order, judgment or
                                             decree of any court or governmental
                                             agency or board ("Laws") by which
                                             IDEAL or any of its assets or
                                             properties is bound, which
                                             violation could reasonably be
                                             expected to have a material adverse
                                             effect on the financial position,
                                             results of operations or business
                                             of IDEAL; or,

                                    (C)      conflicts with, violates or will
                                             result in any breach of (or give
                                             rise to any right of termination,
                                             cancellation, modification,
                                             amendment, rescission, refusal to
                                             perform or acceleration of) any of
                                             the terms of, or constitute a
                                             default under, or result in the
                                             creation of any lien pursuant to
                                             the terms of, any note, bond,
                                             lease, mortgage, deed of trust,
                                             franchise, guaranty, certificate of
                                             occupancy, indenture, license,
                                             permit, contract or agreement
                                             ("Contracts") or other instrument
                                             or obligation to which IDEAL is a
                                             party or by which IDEAL's assets
                                             are encumbered and which,
                                             individually or in the aggregate,
                                             could reasonably be expected to
                                             have a material adverse effect on
                                             the financial position, results of
                                             operations or business of IDEAL;

                           (4) Regarding Financial Statements. All of IDEAL's audited financial statements, including IDEAL's opening audited balance sheet (including the notes thereto) (the "IDEAL Opening Audited Financial Statements"), fairly presents, in all material respects, the financial condition of IDEAL as of the date thereof, in accordance with generally accepted accounting principles and practices, and is referred to herein as the "IDEAL Opening Financial Statements."

                           (5) No Omissions. This Agreement and the information furnished by IDEAL, whether set forth in this Agreement or in any document, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made not misleading.

         2. Conduct of the Business. Other than as contemplated by this Agreement, each of IDEAL and BIOF covenants and agrees that, from and after the date hereof and until Closing, neither will:

                  (a) Operation of its Business. Conduct its business, or introduce any material change in its business practices or the accounting methods in respect of its business, except in a manner consistent with prior practices; provided, however, that nothing contained herein shall prevent IDEAL from acquiring additional businesses in any manner satisfying the business judgment of IDEAL;

                  (b) Payment of Certain Indebtedness. Except in the ordinary course of Business, pay, discharge or liquidate any outstanding indebtedness or incur any obligation not relating to the conduct of its business;

                  (c) Books and Records. Fail to maintain its books and records in accordance with sound business practices, on a basis consistent with prior practice;

                  (d) No Solicitation. For a period of sixty (60) days from the date hereof (the "Non-Solicitation Period"), neither directly nor indirectly, (i) solicit or initiate any Acquisition Proposal (as hereinafter defined), or (ii) engage in negotiations with, or disclose any non-public information relating to it or afford access to its properties, books and records to any person or entity in connection with any Acquisition Proposal. For purposes of this Agreement, "Acquisition Proposal" means any offer or proposal for, or any written indication on interest in, a merger, acquisition or other business combination involving either IDEAL or BIOF, or the acquisition of any equity interest in either IDEAL or BIOF, other than the transactions contemplated by this Agreement; provided, however, that IDEAL is not precluded from taking any action which, in its business judgment, furthers the business of IDEAL and is entered into on terms consistent with this Agreement; and

                  (e) make any announcement or submit any filing(s) to the SEC without having received the approval of the other party hereto.

         3. Closing Date. Provided all conditions precedent have been satisfied, closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the principal office of IDEAL not more than sixty (60) days from the date hereof (the "Closing Date"), or on such other date and at such other time and place as is agreed to by the parties. Absent written confirmation to the contrary, this Agreement shall automatically terminate in the event that all conditions precedent have not been satisfied prior to the Closing Date.

         4. Conditions Precedent to the Obligation of IDEAL to Close. The obligation of IDEAL and of each IDEAL shareholder to close and consummate the transactions contemplated by this Agreement, is subject to the satisfaction of the following conditions precedent, any or all of which may be waived by IDEAL and by each IDEAL shareholder, and BIOF agrees to use commercially reasonable efforts to satisfy each of the following conditions precedent at or prior to Closing;

                  (a) Representations and Warranties. The representations and warranties made by BIOF shall be true and correct as of the Closing Date with the same force and effect as if then made. On the Closing Date, BIOF shall deliver to IDEAL a certificate dated the Closing Date to such effect;

                  (b) Compliance with Covenants. All of the covenants and obligations required to be performed by BIOF or with which BIOF is to comply at or prior to Closing, must have been duly performed and complied with in all material respects;

                  (c) Other Certificates. IDEAL shall have received such other certificates, instruments and other documents, in form and substance satisfactory to IDEAL and its counsel, as IDEAL shall have reasonably requested in connection with the consummation of the transactions contemplated hereby; and,

                  (d) Biofarm Capitalization. BIOF shall have issued and outstanding (i) no shares of its Preferred Stock and
                           (ii) not in excess of 6,250,000 shares of its Common Stock. No shares of BIOF Common Stock shall be reserved for issuance for any purpose whatsoever. All options, warrants, subscriptions receivable, intermediary shares, and other rights to acquire shares of BIOF Common Stock shall have been exercised, issued or cancelled. Giving effect to the 3,500,000 shares of BIOF Common Stock to be issued to the shareholders of IDEAL, the total capitalization of BIOF shall consist of no shares of Preferred Stock and 9,750,000 shares of Common Stock of BIOF being issued and outstanding.

         5. Conditions Precedent to the Obligation of BIOF to Close. The obligation of BIOF to close is subject to satisfaction of the following conditions precedent, any one of which may be waived by BIOF in its sole discretion, and, as to each of which, IDEAL agrees to use commercially reasonable efforts to satisfy at or prior to Closing:

                  (a)      Approval of IDEAL Financial Statements. Within ten
                           (10) days of the receipt by BIOF of the IDEAL Financial Statements, BIOF shall have approved the IDEAL Financial Statements. BIOF shall have also, within the same time frame, approved all other documents or submissions delivered to BIOF by IDEAL pursuant to this Agreement. Any Financial Statement, document or submission not disapproved within such ten (10) day period by BIOF shall be deemed to have been approved. Any basis for disapproval shall be explicitly stated by BIOF;

                  (b) Approval by IDEAL Shareholders. This Agreement and the obligations, representations and warranties of the IDEAL shareholders described herein shall have been duly adopted or ratified by the IDEAL shareholders pursuant to valid and legally binding shareholder action; and BIOF shall be provided with a copy of resolutions duly adopted by the IDEAL shareholders and certified by the Secretary of IDEAL;

                  (c) Representations and Warranties. The representations and warranties made by IDEAL herein shall be correct as of the Closing Date with the same force and effect as if then made, and IDEAL shall deliver to BIOF a certificate dated the Closing Date to such effect; and,

                  (d) Other Certificates. BIOF shall have received such other certificates, instruments and other documents, in form and substance satisfactory to BIOF and its counsel, as BIOF shall have reasonably requested in connection with the consummation of the transactions contemplated hereby.

         6. Procedures at Closing. Provided all conditions precedent to Closing have been satisfied or waived, at Closing each party shall execute and deliver such other instruments, certificates, authorizations, releases, resolutions and documents as may be necessary to effect the transactions described in or as is otherwise required by this Agreement and the following shall occur:

                  (a) Issuance of BIOF Common Stock. BIOF shall issue and deliver to the IDEAL shareholders an aggregate of 3,500,000 shares of unregistered BIOF Common Stock, fully paid and non-assessable, free and clear of all liens and encumbrances of any kind, to be distributed among the IDEAL shareholders as the latter shall determine. Such issuance shall constitute an exempt transaction pursuant to Section 4(2) of the 1933 Act and such exemption shall be appropriately documented. The 3,500,000 shares shall be appropriately legended and stop transfer instructions shall be issued to the Transfer Agent for BIOF Common Stock.

                  (b) Transfer of IDEAL Capital Stock to BIOF. Simultaneously with the issuance of the BIOF Common Stock described in Paragraph 7(a) above, each IDEAL shareholder will assign and transfer to BIOF all of such IDEAL shareholder's right, title and interest in and to all of the capital stock of IDEAL owned by such shareholder. To do so, each IDEAL shareholder will deliver to BIOF its stock certificate representing all of the IDEAL capital stock owned by such IDEAL shareholder, such certificate to be duly endorsed in blank or accompanied by an irrevocable stock power and assignment separate from certificate and endorsed in blank. All signatures on stock certificates and stock powers shall bear appropriate Medallion signature guarantees from a bank, trust company or member of a national securities exchange.

         7. Procedures after Closing. Following closing, each of IDEAL and BIOF shall, from time-to-time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other action as shall be necessary, or otherwise reasonably requested by the other party, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated by this Agreement.

         8.       Survival of Representations; Indemnification.

                  (a)      Survival.

                           (1) The representations and warranties set forth in Paragraph 1(a) and (b) of this Agreement shall survive the Closing but shall terminate and be of no further force and effect on the first anniversary of the Closing Date. Unless a specific period is set forth herein (in which event such specified period shall control), all other covenants and agreements contained in this Agreement shall survive the Closing and remain in effect until waived or otherwise fulfilled,

                  (b) Indemnifiable Losses. The term "Indemnifiable Losses" shall mean any and all liabilities, obligations, claims, actions, damages, civil and criminal penalties and fines, out-of-pocket costs and expenses (including any reasonable attorneys' and other professional fees), relating to, resulting from or arising out of any breach of any representation, warranty, covenant, agreement or undertaking by the indemnifying party and contained in this Agreement.

                  (c) Indemnification by BIOF and IDEAL. On the terms and subject to the limitations (if any) set forth in this Agreement, BIOF shall indemnify, defend and hold harmless IDEAL and its shareholders, and each of the past, present and future directors, officers and employees of IDEAL, and IDEAL and its shareholders shall indemnify, defend and hold harmless BIOF and its shareholders, and each of its past, present and future directors, officers and employees of BIOF, from and against any and all Indemnifiable Losses relating to, resulting from or arising out of any breach of any representation, warranty, covenant, agreement or undertaking by either such party set forth in this Agreement.

                  (d) Indemnification Procedure. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom provided that (i) counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party or its ability to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or arrange to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section and the records of each shall be available to the other with respect to such defense.

         9. Legend. All shares of BIOF Common Stock to be issued to the IDEAL shareholders and the Capital Raise investors, shall bear a legend in substantially the form set forth below:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred, assigned, made subject to a security interest, mortgaged, pledged, hypothecated or otherwise disposed of unless and until registered under the Act or an opinion of counsel for Company is received that registration is not required under such Act."

         10. Arbitration. Except in the event an equitable remedy or injunction is sought pursuant to this Agreement, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by arbitration in New York City, New York, before three arbitrators in accordance with the then current rules of the American Arbitration Association and judgment upon the award rendered may be entered in the highest court of the forum, country or state, having jurisdiction.

         11. Binding Effect; No Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns. This Agreement and the Exhibits attached hereto together constitute the entire agreement of the parties with respect to the subject matter of this Agreement and the Exhibits attached hereto and supersedes all prior agreements and understandings relating hereto and thereto. Notwithstanding anything to the contrary, no party may transfer or assign any of its rights or obligations under this Agreement without the prior written consent of all other parties, which they may withhold in their sole discretion.

         12. Controlling Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         13. Notices. Any notice, communication, request, reply, or advice (hereinafter severally and collectively called "notice") in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and shall be given or be served by telex, telecopy, facsimile, registered, certified or other form of mail requiring a return receipt, addressed to the party to be notified, postage prepaid, or by reputable overnight delivery service, or by delivering the same in person to such party and obtaining a receipt for such delivery. Notice deposited in the mail in the manner hereinabove described shall be deemed received on the earlier of the fifth day after day after deposit in the mail or upon receipt, whichever is earlier. Notice sent by reputable overnight courier shall be deemed received on the next day after sending. Notices given by hand delivery shall be deemed received when delivered. Notices may also be sent by facsimile transmission with electronic confirmation, and shall be deemed received on the date sent or the first business day thereafter, if sent after normal business hours or on a non-business day, provided that the sender requests and the receiver sends a return confirmation by facsimile transmission or by mail.

                           For purposes of notice, the address and facsimile numbers of the parties shall, until notice of any change is provided, be as follows:


                           To BIOF                   David Stith, President
                                                     1244 Main Street
                                                     Linfield, PA  19468
                                                     Facsimile:  (610) 495-8417

                           To IDEAL (or to any
                           IDEAL shareholder)        c/o David Appell, President
                                                     Ideal 4X Corporation
                                                     225 East 86th Street
                                                     New York, New York  10128
                                                     Facsimile:  (845) 680-0075

         14. Further Assurances. Each of the parties to this Agreement shall use such party's commercially reasonable efforts to take such actions as may be necessary or reasonably requested by the other parties to this Agreement to carry out and consummate the transactions contemplated by this Agreement.

         15. Expenses. Each of the parties to this Agreement shall bear such party's own expenses and attorneys' fees in connection with the negotiation and preparation of this Agreement and the transactions contemplated by this Agreement. This provision shall not operate to limit any damages due to breach by another party.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which shall constitute one and the same instrument.

         17. Headings. The headings preceding the text of the paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

         18. Amendments, Waivers. Any changes, amendments, waivers or additions to this Agreement, must be made in writing by the parties to this Agreement in order to be effective. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed as a waiver of such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision strictly in accordance with its terms. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         19. Invalidity. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties to this Agreement with any such modification to become a part hereof and treated as though originally set forth in this Agreement.

         20. Interpretation. No provision of this Agreement shall be construed against a party because such party of its attorney may have been the draftsman thereof.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first written above.

         IDEAL 4X CORPORATION                     BIOFARM, INC.

         BY    /s/David Appell                    BY  /s/David R. Stith
               ----------------------                 --------------------------

         Its   President                          Its    President
               ----------------------             ------------------------------

         ATTEST:  /s/Alan Jacobs                   ATTEST:  /s/Allan Esrine
         Its                                       Its Vice President


         Each of the undersigned, being all of the shareholders of IDEAL and intending to be legally bound, joins in this Agreement for the purpose of confirming his/her/its agreement to be bound by the terms of and the representations, warranties, indemnities, obligations, agreements or covenants contained in this Agreement and applicable to each such shareholder.



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